SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    Form 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  ------------


                      October 5, 1999 (September 30, 1999)
               (Date of Report (date of earliest event reported))


                               Cendant Corporation
             (Exact name of Registrant as specified in its charter)


          Delaware                   1-10308                     06-0918165
(State or other jurisdiction    (Commission File No.)         (I.R.S. Employer
     of incorporation or                                  Identification Number)
       organization)

    9 West 57th Street
       New York, NY                                                 10019
  (Address of principal                                          (Zip Code)
   executive) office)




                                 (212) 413-1800
              (Registrant's telephone number, including area code)



                                      None
       (Former name, former address and former fiscal year, if applicable)

Item 5.  Other Events

         Except as expressly indicated or unless the context otherwise requires,
"Cendant",   "we",  "our",  or  "us"  means  Cendant  Corporation,   a  Delaware
Corporation, and its subsidiaries

         New Real Estate Portal - CompleteHome.com. On September 30, 1999, we announced that our board of directors approved a plan to create a new class of common stock to track the performance of our new real estate portal to be named CompleteHome.com. We reached this decision after studying various strategic alternatives to create shareholder value. Goldman Sachs acted as our financial advisor. Later this year, we intend to file a proxy statement with the Securities and Exchange Commission, which will contain financial details, as well as more specific plans concerning the transaction. We also announced the appointment of Sarah Nolan as chief executive officer of CompleteHome.com.

         The plan to create a tracking stock, which is subject to shareholder approval, anticipates the initial public offering of CompleteHome.com in the second quarter of 2000. Beginning in the third quarter of 1999, we will provide footnote disclosure of CompleteHome.com's earnings information within our financial statements.

         CompleteHome.com - which is expected to become fully functional in December of this year - will integrate and greatly enhance the online efforts of our residential real estate brands (CENTURY 21(R), COLDWELL BANKER(R) and
ERA(R)) and those of our real-estate business units (Cendant Mobility and Cendant Mortgage), drawing on the success of the Rent Net online apartment guide business model. Rent Net's operations are currently being expanded as the
technology  fulcrum  for   CompleteHome.com,   which  is  headquartered  in  San
Francisco.

         For a more detailed description of the announcement, reference is made to Exhibit 99.1 which is incorporated herein by reference in its entirety.


Item 7.   Exhibits

Exhibit
   No.         Description
--------       -----------------------------------------------------------------

99.1 Press Release: Cendant Corporation Announces Plans to Create Tracking Stock For New Real Estate Portal; Names Sarah Nolan as CEO.

                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    CENDANT CORPORATION



                                    By:  /s/  James E. Buckman
                                              James E. Buckman
                                              Vice Chairman
                                              and General Counsel


Date: October 5, 1999

                               CENDANT CORPORATION
                           CURRENT REPORT ON FORM 8-K
                Report Dated October 5, 1999 (September 30, 1999)


                                  EXHIBIT INDEX


Exhibit
   No.         Description
--------       -----------------------------------------------------------------

99.1 Press Release: Cendant Corporation Announces Plans to Create Tracking Stock For New Real Estate Portal; Names Sarah Nolan as CEO.